UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 27, 2016

Proteostasis Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-37695	20-8436652
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Technology Square, 4th Floor Cambridge, MA		02139
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 225-0096

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2016, Christopher K. Mirabelli, Ph.D. notified Proteostasis Therapeutics, Inc. (the “Company”) of his resignation from the Company’s board of directors (the “Board”) and from his position as chairman of the Board, effective as of June 30, 2016. Dr. Mirabelli’s decision to resign from the Board was not the result of any disagreement with the Company.

In connection with Dr. Mirabelli’s resignation, the Board has appointed M. James Barrett, Ph.D. to serve as chairman of the Board, effective as of June 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2016	Proteostasis Therapeutics, Inc.

	By:	/s/ Meenu Chhabra
Meenu Chhabra
President and Chief Executive Officer